UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

FBC HOLDING, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52854	71-1026782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

60 Cedar Lake West, Denville, NJ	07834
(address of principal executive offices)	(zip code)

(201) 213-2504
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 8, 2013, the board of directors of FBC Holding, Inc. received a letter of resignation from Mr. Kevin Wright in regards to his post as Chief Operations Officer.  Subsequently, on May 9, 2013, the board of directors also received a letter of resignation whereby Mr. Kevin Wright resigned from his appointment as a member of the Board of Directors.  The letters of resignation make no statement into regards to his reasons for resigning.  In his May 9, 2013 letter, Mr. Wright further expressed his intentions to terminate his consulting contract with the company immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
9.1	Two letters from Kevin Wright Dated May 8, 2013 and May 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2013                                                 FBC Holding, Inc,. a Nevada corporation

FBC Holding, Inc.
By	/s/ Frank Russo
Name: Frank Russo Title: Director